UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

March 22, 2021

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to Subordinated Debt Financing Letter Agreement between FlexShopper, LLC and 122 Partners, LLC.

FlexShopper, LLC, a wholly-owned direct subsidiary of the Company, previously entered into a letter agreement with 122 Partners, LLC (“122 Partners”) pursuant to which FlexShopper LLC issued a subordinated promissory note to 122 Partners (the “122 Partners Note”). On March 22, 2021, FlexShopper, LLC executed an amendment to the 122 Partners Note such that the maturity date of the 122 Partners Note was set at April 1, 2022. No other changes were made to such Note.

A copy of the amendment to the 122 Partners Note is filed with this report as Exhibit 10.1 and is hereby incorporated by reference herein. The foregoing description of the amendment to the 122 Partners Note does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

Amendment to Subordinated Debt Financing Commitment Letter and Second Amended and Restated Subordinated Promissory Note between FlexShopper, LLC and NRNS Capital Holdings LLC.

FlexShopper, LLC, a wholly-owned direct subsidiary of the Company, previously entered into a letter agreement with NRNS Capital Holdings LLC (“NRNS”) pursuant to which FlexShopper LLC issued a subordinated promissory note to NRNS (the “NRNS Note”). On March 22, 2021, FlexShopper, LLC executed an amendment to the NRNS Note such that the maturity date of the NRNS Note was set at April 1, 2022. No other changes were made to such Note.

A copy of the amendment to the NRNS Note is filed with this report as Exhibit 10.2 and is hereby incorporated by reference herein. The foregoing description of the amendment to the NRNS Note does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

Item 9.01.	Financial Statements and Exhibits.

(a) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

10.1	Amendment No. 2 to Subordinated Debt Financing Letter Agreement between FlexShopper, LLC and 122 Partners, LLC.
10.2	Amendment to Subordinated Debt Financing Commitment Letter and Second Amended and Restated Subordinated Promissory Note between FlexShopper, LLC and NRNS Capital Holdings LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: March 25, 2021	By:	/s/ Richard House
		Name:	Richard House
		Title:	Chief Executive Officer

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